Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 28, 2014, between Authentidate Holding Corp., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to the Purchaser and certain other qualified investors, and the Purchaser desires to purchase from the Company, the number of units (the “Units”) set forth on the Purchaser’s signature page hereof, with each unit consisting of (i) one (1) share of common stock, par value $0.001 per share (the “Common Stock”) and (ii) one (1) Common Stock purchase warrant to purchase 0.33 of one share of Common Stock, as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement (including in the preamble and recitals above), for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Units pursuant to Section 2.1.

“Closing Bid Price” shall mean the most recently reported closing consolidated bid price of the Company’s Common Stock published by the Nasdaq Stock Market determined as of the date that this Agreement is executed by the Purchasers and the Company.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the securities comprising the Units, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, Options, warrants, Convertible Securities, or other instruments that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act relating to the Units in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

“knowledge of the Company” means the actual knowledge of the Company as opposed to implied or ascribed knowledge.

“Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Majority in Interest” shall mean the holders of at least a majority (50.1%) of the aggregate number of the shares of Common Stock and Warrants issued hereunder then outstanding at the time of such determination.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Per Unit Purchase Price” equals $0.71, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Premium” means such amount payable in addition to the “Per Unit Purchase Price” as is required in accordance with the listing rules of the Nasdaq Stock Market in order to ensure that the Offering does result in the issuance of securities to officers, directors, employees and consultants (as such term is contemplated under the Nasdaq Listing Rules) of the Company at a price per share below the most recent Closing Bid Price of the Company’s Common Stock prior to the execution of this Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(f).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(s).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for the Units purchased hereunder as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Trading Day” means a day on which the Principal Market (as defined in Section 3.1(f) below) is open for trading.

“Transaction Documents” means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Warrants” means, collectively, the Warrants delivered to the Purchasers at Closing in accordance with the terms and conditions of this Agreement, which Warrants shall be initially exercisable at an exercise price of $0.8875 per share, with a term of exercise of 54 months, provided that such warrants are not exercisable for the first six (6) months following issuance, and which shall be in the form of Exhibit A attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $2,500,000 of Shares and Warrants. Each Purchaser shall deliver to the account designated by the Company, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Shares and a Warrant as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. The Subscription Amount payable by a Purchaser that is an officer, director, employee or consultant (as such term is contemplated under the Nasdaq Listing Rules) of the Company, or an entity affiliated with such a person, is the sum of (i) the product of the Per Unit Purchase Price multiplied by the aggregate number Units to be purchased by such a Purchaser, plus (ii) the Premium ascribed to such Units, as determined in accordance with the listing rules of the Nasdaq Stock Market. The Subscription Amount payable by other Purchasers shall be equal to the product obtained by multiplying the Per Unit Purchase Price by the number of Units being purchased by such Purchaser. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree. The Closing of the purchase and sale of the Units hereunder shall occur in accordance with Rule 15c6-1 promulgated under the Exchange Act.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) (or as evidenced by physical certificates if appropriate) the number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Unit Purchase Price, registered in the name of such Purchaser;

(iii) a Warrant issued as part of the Units purchased hereunder (which Warrants may be delivered with three Trading Days of the Closing Date); and

(iv) the Prospectus and Prospectus Supplement (as defined below) (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived by the Company:

(i) each of the representations and warranties of the Purchaser contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Purchaser and all conditions contained herein to be fulfilled or complied with by the Purchaser at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; and

(ii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met or waived by the Purchaser:

(i) each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with, unless such conditions have been waived;

(ii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or in the over-the-counter market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(iv) each Issuer Free Writing Prospectus, if any, and the Prospectus, shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Securities Act; and

(v) no action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Units or result in a Material Adverse Effect on the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or result in a Material Adverse Effect on the Company.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a) The Company meets the requirements for use of Form S-3 under the Securities Act for a primary offering. A Registration Statement on Form S-3 (No. 333-183093) with respect to the Securities, including a base prospectus (the “Base Prospectus”), and such amendments to such registration statement as may have been required prior to the date of this Agreement, has been prepared by the Company pursuant to and conforms in all material respects with the requirements of the Securities Act, and has been filed with the Commission under the Securities Act. Such Registration Statement has been declared effective by the Commission. Copies of such registration statement, including any amendments thereto, each related prospectus (meeting the requirements of Rules 430, 430A or 430B under the Securities Act) contained therein, and the exhibits, financial statements and schedules thereto have heretofore been delivered by the Company to the Purchaser. A final prospectus supplement containing information permitted to be omitted at the time of effectiveness by Rules 430A or 430B under the Securities Act will be filed by the Company with the Commission in accordance with Rule 424(b) under the Securities Act. The term “Registration Statement” as used herein means the aforementioned registration statement as amended at the time it became effective by the Commission under the Securities Act (the “Effective Date”), including the Base Prospectus and financial statements, all exhibits and all documents and filings incorporated by reference therein and, if applicable, the information deemed to be included by Rules 430A, 430B or 430C under the Securities Act. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Securities Act (an “Abbreviated Registration Statement”), the term “Registration Statement” as used in this Agreement includes the Abbreviated Registration Statement. The term “Prospectus” as used herein means, together with the Base Prospectus, the final prospectus supplement relating to the Units as filed with the Commission pursuant to Rule 424(b) under the Securities Act that discloses the public offering price and other final terms of the Units, and includes the documents and filings incorporated by reference therein. Any reference in this Agreement to the Registration Statement, Base Prospectus or the Prospectus shall include the documents and filings incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information or reports that is “contained,” “included,” “described,” “referenced,” “disclosed,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information or reports (including the Company’s reports filed with the Commission pursuant to the Exchange Act) that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus, as the case may be. The Prospectus delivered to the Purchaser for use in connection with the offering of the Units has been and will be identical to the version thereof transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System, except to the extent permitted by Regulation S-T. For purposes of this Agreement, the words “amend,” “amendment,” “amended,” “supplement” or “supplemented” with respect to the Registration Statement or the Prospectus shall mean amendments or supplements to the Registration Statement or the Prospectus, as the case may be, as well as the documents and filings filed after the date of this Agreement or the issue date of the Base Prospectus or the Prospectus, as the case may be, and are deemed to be incorporated therein by reference.

(b) Neither the Commission nor any state or other jurisdiction or other regulatory body has issued, and neither is, to the knowledge of the Company, threatening to issue, any stop order under the Securities Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of the Prospectus or suspending the qualification or registration of the Units for offering or sale in any jurisdiction nor instituted or, to the knowledge of the Company, threatened to institute proceedings for any such purpose. The Registration Statement at the Effective Date, as of 5:30 p.m., New York City time, on the date hereof (the “Initial Time of Sale”) and at all times during which a prospectus is required by the Securities Act to be delivered in connection with the sale of the Units (the “Prospectus Delivery Period”), and the Prospectus and any amendments or supplements thereto or to the Registration Statement when they are filed with the Commission or become effective, as the case may be, contain or will contain, as the case may be, all statements that are required to be stated therein by, and in all material respects conform or will conform, as the case may be, as of the date of its delivery to the Purchaser and at all times during the Prospectus Delivery Period, to the requirements of, the Securities Act. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading. Neither the Prospectus nor any supplement thereto contains, as of the date thereof, or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus contains all information required under the Securities Act with respect to the Units and the distribution of the Units. Each of the documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement at the time such document was filed with the Commission, or at the time such document became effective, as applicable, complied in all material respects with the requirements of the Exchange Act. Any future documents incorporated by reference so filed, when they are filed, will comply in all material respects with the requirements of the Exchange Act. No such incorporated document as described in either of the prior two sentences contained or will contain any untrue statement of a material fact or omit, or will omit, to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective, as of the date hereof, at the Initial Time of Sale and at the Closing Date, each document incorporated by reference into the Registration Statement did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

(d) The Company has the full corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and other than with respect to the Required Approvals (as defined in Section 3.1(f)) no further consent or action is required by the Company, its Board of Directors or its shareholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable (x) general equitable principles and bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws in effect which affect creditors’ rights generally, or (y) laws relating to the availability of specific performance, injunctive relief or other equitable remedies or (z) insofar as indemnification and contribution provisions may be limited by applicable law. Subject to the Required Approvals, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, breach, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Permit (as defined below), agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii) immediately above, such as could not, individually or in the aggregate: (a) adversely affect the legality, validity or enforceability of this Agreement and any other Transaction Documents executed in connection with the transactions contemplated hereunder, (b) could reasonably be expected to have or result in a material adverse effect on the results of operations, assets, business, management, operations or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of foregoing clauses (a), (b) or (c), a “Material Adverse Effect”).

(e) Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation, bylaws or other organizational or charter documents in effect as of the date of execution of this Agreement or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except such as could not, individually or in aggregate, have a Material Adverse Effect.

(f) The Company is not required to obtain any consent, approval, waiver, authorization or order of, give any notice to, or make any filing or registration with, or qualification of, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required by Section 4.1 of this Agreement, (ii) the filing with the Commission of a Prospectus Supplement, (iii) notification for the listing of the shares of Common Stock issued as part of the Units by the Nasdaq Stock Market (the “Principal Market”) for trading thereon in the manner required thereby, (iv) applicable state securities filings, and (v) such consents, waivers and authorizations that shall be obtained prior to the Closing (collectively, the “Required Approvals”).

(g) Each of the Company and its subsidiaries is, and at all times in the last three years has been, in full compliance with all laws, statutes, rules, regulations, or guidance applicable to the conduct of the Company’s business, taken as a whole, except where such noncompliance would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. None of the Company, its subsidiaries, or agents operating on its behalf have received any notice or claim from any third party alleging that the Company’s actions violate any applicable laws governing the privacy, storage, distribution or solicitation of personal information, including, without limitation, under the Health Insurance Portability and Accountability Act, as amended, and the rules and regulations promulgated thereunder.

(h) All corporate action required to be taken by the Company for the authorization, issuance and sale of the Units has been duly and validly taken. When the shares of Common Stock and Warrants comprising the Units and the shares of Common Stock issuable upon exercise of the Warrants have been issued and delivered against payment therefor as provided herein and in the Warrants, as the case may be, such shares of Common Stock, when so issued and delivered, and such shares of Common

Stock issuable upon exercise of the Warrants, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and the Purchasers or other persons in whose names such securities are registered will acquire good and valid title to such securities, in each case free and clear of all Liens. The Units (and the securities comprising the Units) will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus. Subject to the Required Approvals, no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Units, the shares of Common Stock comprising part of the Units, the Warrants or the shares of Common Stock issuable upon exercise of the Warrants as contemplated herein. The Warrants conform, or when issued will conform, to the description thereof contained in the Prospectus and have been duly and validly authorized by the Company and upon delivery to the Purchaser at the Closing Date will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity. The sale of the securities contemplated by this Agreement is in compliance with the requirements set forth in Instruction I.B.6 of Form S-3. The issuance by the Company of the Common Stock and Warrants which comprise the Units has been registered under the Securities Act and the shares of Common Stock and Warrants which comprise the Units are freely transferable by the Purchaser without restriction as described in the Prospectus.

(i) The capitalization of the Company is as set forth in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than the exercise of employee stock options under the Company’s stock incentive plans, the issuance of shares of Common Stock or Common Stock Equivalents to employees or members of the Board of Directors pursuant to the Company’s equity incentive plans, pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding prior to the date hereof and as described in the SEC Reports and pursuant to the terms and conditions for the payment of dividends pursuant to the Certificate of Designations, Preferences and Rights and Number of Shares of Series D Convertible Preferred Stock. Except as a result of the purchase and sale of the Securities or as described in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as disclosed in the SEC Reports, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as set forth in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(j) Except as disclosed in the SEC Reports, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(k) Except as disclosed in the SEC Reports, each of the Company and its subsidiaries owns or has the valid right to use all Intellectual Property (as defined below) necessary for the conduct of the businesses of the Company and its subsidiaries in the manner described in the Prospectus as now conducted or proposed to be conducted. Except as disclosed in the SEC Reports, (i) to the knowledge of the Company, no third party has infringed, misappropriated, diluted or otherwise violated in any material respect any Intellectual Property rights of the Company or any of its subsidiaries, and no claims for any of the foregoing have been brought against any third party by the Company or any of its subsidiaries; (ii) the Intellectual Property owned by the Company or its subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company or its subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, investigation or claim challenging the validity, enforceability, scope, issuance/registration, use or ownership of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates, dilutes or otherwise violates any Intellectual Property of others, and none of the Company or any of its subsidiaries has received any written notice of any such claim, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) each of the Company and its subsidiaries has taken commercially reasonable steps, consistent with industry standards, to maintain and protect all Intellectual Property that is material to the conduct of its business; and (v) to the knowledge of the Company, no current or former employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant where the basis of such violation relates to such employee’s employment with the Company or any of its subsidiaries, or actions undertaken by the employee while employed with the Company or any of its subsidiaries, as applicable. The term “Intellectual Property” as used herein means all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade dress, domain names, copyrights, licenses, inventions, trade secrets, technology, software, systems, know-how and other intellectual property and proprietary rights.

(l) The Company does not own any real property. The Company and its subsidiaries have good and marketable title to all tangible properties and assets described in the SEC Reports as owned by it, in each case free and clear of all Liens, except such as (i) are described in the SEC Reports or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(m) The Company and its subsidiaries possess all licenses, certificates, clearances, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities (collectively, “Permits”) that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted, except where the failure to possess such licenses, certificates, authorization or permits would not reasonably be expected to have a Material Adverse Effect. The Company has not received notice of any revocation or modification of any such Permits and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course. Except as disclosed in the SEC Reports, the Company has not received any Form 483 notice of adverse finding from the U.S. Food and Drug Administration (“FDA”), warning letter, untitled letter or other correspondence or notice from FDA or any other governmental or regulatory authority alleging or asserting noncompliance with any applicable laws or any Permits. The Company has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any applicable laws or Permits and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed in all material respects (or were corrected or supplemented by a subsequent submission).

(n) The Company, on behalf of itself and its subsidiaries, carries, or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; each of the Company and its subsidiaries is in compliance with the terms of such policies in all material respects; and none of the Company or its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Company or its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(o) Each of the Company and its subsidiaries (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) has received and is in compliance with all Permits required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required Permits, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus. The Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(p) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending dispute with any taxing authority relating to the Company’s payment of taxes in any material amount except which the Company is contesting in good faith and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included or incorporated by reference in the Prospectus.

(q) Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The issuance and sale of the Units hereunder does not contravene, in a manner which is expected to have a Material Adverse Effect, the rules and regulations of the Principal Market and no stockholder approval is required for the Company to fulfill its obligations under the Transaction Documents. The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market.

(r) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto, documents incorporated by reference therein and any prospectus, prospectus supplement, amendment or supplement filed in relation thereto, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(s) The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, applicable to it, and the applicable rules and regulations promulgated thereunder by all government and regulatory authorities and agencies. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures and the Company presented in its Form 10-Q for the fiscal quarter ended March 31, 2014, the conclusions of the Company’s certifying officers about the effectiveness of such disclosure controls and procedures.

(t) The financial statements of the Company, together with the related schedules and the notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with applicable accounting requirements and the applicable requirements of the Securities Act and Exchange Act as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. EisnerAmper

LLP, who has audited certain financial statements of the Company, are independent registered public accountants as required by the Securities Act and Exchange Act and have been appointed by the Company’s audit committee (if so empowered by the Board of Directors) comprised only of independent directors, or by the Board of Directors, as the case may be.

(u) Since the date of the latest audited financial statements included in the SEC Reports, except as disclosed in the SEC Reports: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) other than with respect to the Company’s outstanding shares of Series B Convertible Preferred Stock and Series D Convertible Preferred Stock, the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. Except for the issuance of the Units contemplated by this Agreement or as set forth in the SEC Reports, no event, liability or development has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(v) Except as set forth in or incorporated into the SEC Reports and except to the extent that such persons are purchasing Units hereunder, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case as would be required to be disclosed pursuant to the requirements of Item 404 of Regulation S-K.

(w) Neither the Company nor, to the knowledge of the Company, any other Person acting for or on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

(x) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the

Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(y) Except as set forth in the SEC Reports, neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, or any criminal statute during the term of such director or officer’s tenure with the Company, nor, to the knowledge of the Company, prior to such tenure that is of a nature that would be required to be disclosed pursuant to Item 103 of Regulation S-K with regard to the Company or Item 401 of Regulation S-K with regard to the Company’s officers or directors. There has not been, and to the knowledge of the Company, there is not pending or threatened, any investigation by the Commission involving the Company, other than routine reviews of the its Commission filings which are not currently pending with respect to the SEC Reports or the Registration Statement. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(z) Any statistical, industry-related or market-related data included or incorporated by reference in the Registration Statement and SEC Reports are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(aa) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other person or entity, which, to the Company’s knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bb) The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(cc) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Units or the securities comprising the Units, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Units or the securities comprising the Units, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to a placement agent in connection with the placement of the Securities or as otherwise set forth in the Prospectus Supplement.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than the Registration Statement, the Prospectus, and those representations and warranties specifically set forth in this Agreement.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a) The Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate,

partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) The execution, delivery and performance of the Transaction Documents to which it is a party by such Purchaser and the consummation by such Purchaser of the transactions contemplated thereby do not and will not: (i) conflict with or violate, if such Purchaser is an entity, any provision of the Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) violate, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse or time or both) of, any agreement, credit facility, debt or other instrument to which such Purchaser is a party or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject (including federal and state securities laws and regulations) or by which any property or asset of such Purchaser is bound or affected; except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not individually or in the aggregate, reasonably be expected to have a material adverse effect on the transactions contemplated hereby or in the other Transaction Documents or the authority or ability of such Purchaser to perform it obligations under the Transaction Documents.

(c) The Purchaser is acquiring the Units as principal for its own account and not with a view to or for distributing or reselling such Units or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Units in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Units in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Units or any part thereof in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Units hereunder in the ordinary course of its business.

(d) Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first became aware of the proposed transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Agreement. Other than to other Persons party to this Agreement and its Affiliates and their respective investment advisors, agents, counsel and other advisors, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(e) At the time such Purchaser was offered the Units, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

(f) Such Purchaser represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus, which is a part of the Registration Statement, the documents incorporated by reference therein and any free writing prospectus, prior to or in connection with the receipt of this Agreement. Such Purchaser acknowledges that, prior to the delivery of this Agreement to the Company, such Purchaser will receive certain additional information regarding the offering contemplated by this Agreement, including pricing information. Such information may be provided to the Purchaser by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

(g) Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), the Registration Statement, and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that no Affiliate has made or makes any representation as to the Company or the quality of the Securities and that any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.

(h) Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

(i) Each Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Securities, constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances. The Purchaser is not relying on the Company or its counsel in this regard.

(j) Each Purchaser understands that his, her or its subscription for the Units forms part of a larger offering of Units by the Company as described herein. Each Purchaser understands that there is no minimum aggregate subscription required to close the Offering.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby. The Company shall, by 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement as an exhibit thereto. From and after the issuance of such press release and Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Except as may be required pursuant to the disclosure requirements pursuant to the Exchange Act, the Company shall not identify the Purchaser by name in any press release or public filing, or otherwise publicly disclose the Purchaser’s name, without the Purchaser’s prior written consent, unless required by law or the rules and regulations of an applicable securities exchange.

4.2 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement which will subsequently become public information in accordance with Section 4.1, or upon the filing of the Prospectus, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless (i) such Purchaser is an Affiliate of the Company or (ii) prior thereto the Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser (solely to the extent it is not an Affiliate of the Company) shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.3 Use of Proceeds. Except as set forth in the Prospectus, the Company shall use the net proceeds from the sale of the Units hereunder for general business and working capital purposes.

4.4 Indemnification of Purchaser. Subject to the provisions of this Section 4.4 and to the extent permitted by law, the Company will indemnify and hold the Purchaser, its Affiliates, and their respective directors, managers, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the

Securities Act and Section 20 of the Exchange Act), and the directors, managers, officers, shareholders, agents, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Damages”) that any Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by this Agreement (except to the extent such Damages are based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such shareholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel (together with any necessary local counsel) for all Purchaser Parties. The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement. The Company will not settle any such claim, action or proceeding without the prior written consent of the Purchaser Party, which will not be unreasonably withheld or delayed; provided, however, that such consent shall not be required if the settlement includes a full and unconditional release satisfactory to the Purchaser Party from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Purchaser Party.

4.5 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of any Liens, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock issued (i) as part of the Units purchased pursuant to this Agreement and (ii) upon the exercise of the Warrants issued as part of the Units purchased pursuant to this Agreement.

4.6 Listing of Common Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing of the Common Stock on the Principal Market, and as soon as reasonably practicable (but not later than the Closing Date) to list all of the shares of Common Stock issued or issuable as part of the Units or upon exercise of the Warrants on such Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other securities exchange, it will include in such application all of such shares of Common Stock, and will take such other action as is necessary to cause all of such shares of Common Stock to be listed on such other securities exchange as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its

Common Stock on such securities exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such securities exchange.

4.7 Equal Treatment of Purchaser. The sale and purchase of the Units under this Agreement is, and shall be, on the same terms and conditions offered all other purchasers of the Units in the Offering. If the Company offers better terms to any other purchaser of Units in the Offering than are being offered to the Purchaser under this Agreement, including, without limitation, by amendment or modification to this Agreement or otherwise, then the Company shall afford Purchaser offer to sell the Units to the Purchaser on the same terms.

4.8 Certain Transactions and Confidentiality. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.1, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that no Purchaser which is not an Affiliate of the Company: (i) makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1, (ii) shall be restricted or prohibited, solely because it is a party to this Agreement, from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1 and (iii) shall have any duty of confidentiality arising under this Agreement to the Company or its subsidiaries after the issuance of the initial press release as described in Section 4.1. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenants and agreements set forth in the first two sentences of this Section 4.8 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.9 Agreement by Certain Purchasers. Each Purchaser that is an Affiliate of the Company understands that the Shares, the Warrants, and the Warrant Shares, will be issued as physical certificates that will bear a restrictive legend in a form as set forth below and hereby consents to the transfer agent for the Company’s Common Stock making a notation on its records to implement the restrictions on transfer described herein. A Purchaser that is an Affiliate of the Company understands that any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder. Each Purchaser that is an Affiliate of the Company agrees that the certificates representing the Securities shall bear a legend is substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

NEITHER THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] MAY BE OFFERED FOR SALE, SOLD,

TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONA L BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by the Purchaser by written notice to the Company, if the Closing has not been consummated on or before September 5, 2014, in which case this Agreement shall be of no further force and effect; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, the Registration Statement and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company and Purchasers representing a Majority in Interest, or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided that, in the case of waiver by or on behalf of all of the Purchasers, such written instrument shall be signed by Purchasers representing a Majority in Interest; and provided, further that that any amendment that would modify this Section 5.5 shall, in each case, require the approval of each Purchaser to which such amendment shall apply. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority in Interest (except by merger, consolidation or sale of all or substantially all of the Company’s assets). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Units (or securities comprising the Units), provided that such transferee agrees in writing to be bound, with respect to the transferred Units, by the provisions of this Agreement that apply to the “Purchaser.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and the Purchaser Parties (with respect to Section 4.4) and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Replacement of Certificates. If any certificate evidencing the shares of Common Stock issued or issuable hereunder is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested. The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including indemnity) associated with the issuance of such replacement certificates.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.15 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.16 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

5.18 Survival of Representations, Warranties and Agreements. All representations and warranties made by the Company and the Purchaser herein will survive the execution of this Agreement, the Closing and the delivery to the Purchaser of the Units being purchased and the payment therefor until the first anniversary of the Closing Date. All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the first anniversary of the Closing Date.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AUTHENTIDATE HOLDING CORP.	Address for Notice: Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922 Attn: President
By:	Fax:
Name:
Title:

With a copy to (which shall not constitute notice):
Becker & Poliakoff, LLP 45 Broadway 8th Floor New York, NY 10006 Attn: Michael Goldstein Fax: 212-557-0295

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of certificated Securities for Purchaser (if not same as address for notice):

Subscription Amount: $

No. of Units:                  Shares and                      Warrants

Information for Delivery of uncertificated Securities by DWAC:

Account Number:
Account Name:
DTC Number:

EIN Number:

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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